UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2015

FIRST FOUNDATION INC.

(Exact name of registrant as specified in its charter)

California	001-36461	20-8639702
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

18101 Von Karman Avenue, Suite 700 Irvine, CA 92612		92612
(Address of Principal Executive Offices)		(Zip Code)

(949) 202-4160

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On October 22, 2015, First Foundation Inc. issued a press release reporting its consolidated financial results for its third quarter and the nine months ended September 30, 2015. A copy of that press release is attached as Exhibit 99.1 to and, by this reference, is incorporated into this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information contained in this Current Report on Form 8-K, including Exhibit 99.1, are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and such information and that Exhibit shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

The press release furnished as Exhibit 99.1 to this Current Report on Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act and, as such, may involve known and unknown risks, uncertainties and assumptions. Such forward-looking statements relate to First Foundation’s current expectations and are subject to the limitations and qualifications set forth in First Foundation’s other documents filed with the U.S. Securities and Exchange Commission, including, without limitation, that actual events and/or results may differ materially from those projected in such forward-looking statements.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits. The following exhibit is being furnished pursuant to Item 2.02 above.

99.1	Press Release dated October 22, 2015, announcing the consolidated financial results of First Foundation Inc. for the quarter and nine months ended September 30, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 22, 2015	FIRST FOUNDATION INC.

	By:	/s/ JOHN M. MICHEL
	Name:	John M. Michel
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated October 22, 2015, announcing the consolidated financial results of First Foundation Inc. for the quarter and nine months ended September 30, 2015.